UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2004

HEI, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (952) 443-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitiave Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Waiver and Amendment with Commerce Bank
Waiver and Amendment with Commerce Financial Group, Inc.
Notice, Waiver and Amendment with Beacon Bank

Item 1.01   Entry Into a Material Definitiave Agreement.

     On December 29, 2004, HEI, Inc. (the “Company”) entered into a Waiver and Amendment (the "Commerce Bank Amendment”) to waive and amend certain provisions of its Term Loan Agreement, dated October 14, 2003, as amended effective as of November 30, 2004, with Commerce Bank, a Minnesota banking corporation (the “Commerce Bank Loan Agreement”). The Commerce Bank Amendment, among other things: (i) waived a covenant relating to the conduct of the Company’s business; (ii) agreed that the failure of the Company to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended August 31, 2004 (the “2004 Annual Report”) or its Quarterly Report on Form 10-Q for the quarter ended November 30, 2004 (the “2005 First Quarterly Report”) does not constitute a default under the Commerce Bank Loan Agreement so long as the 2004 Annual Report is filed with the SEC on or prior to January 14, 2005, and the 2005 First Quarterly Report is filed with the SEC on or prior to February 15, 2005; (iii) amended the Commerce Bank Loan Agreement to provide that the Company must deliver a copy of its annual financial statements for the fiscal year ended August 31, 2004 (“Fiscal 2004”) on or prior to January 14, 2005; and (iv) amended the Commerce Bank Loan Agreement to provide that the Company must deliver a copy of its quarterly financial statements for the fiscal quarter ended November 30, 2004 on or prior to February 15, 2005. A copy of the Commerce Bank Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

     Also on December 29, 2004, the Company entered into a Waiver and Amendment (the “Commercial Financial Group Amendment”) to waive and amend certain provisions of its Term Loan Agreement, dated October 28, 2003, as amended effective as of November 30, 2004, with Commerce Financial Group, Inc., a Minnesota corporation (the “Commerce Financial Group Loan Agreement”). The Commerce Financial Group Amendment, among other things: (i) waived a covenant relating to the conduct of the Company’s business; (ii) agreed that the failure of the Company to timely file with the SEC its 2004 Annual Report or its 2005 First Quarterly Report does not constitute a default under the Commerce Financial Group Loan Agreement so long as the 2004 Annual Report is filed with the SEC on or prior to January 14, 2005, and the 2005 First Quarterly Report is filed with the SEC on or prior to February 15, 2005; (iii) amended the Commerce Financial Group Loan Agreement to provide that the Company must deliver a copy of its annual financial statements for Fiscal 2004 on or prior to January 14, 2005; and (iv) amended the Commerce Financial Group Loan Agreement to provide that the Company must deliver a copy of its quarterly financial statements for the fiscal quarter ended November 30, 2004, on or prior to February 15, 2005. A copy of the Commerce Financial Group Amendment is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

     Also on December 29, 2004, the Company entered into a Notice, Waiver and Amendment (the "Beacon Bank Amendment”) to waive and amend certain provisions of its Accounts Receivable Agreement dated May 29, 2003, as amended on December 13, 2003, July 1, 2004 and December 7, 2004, with Beacon Bank (the “Accounts Receivable Agreement”). The Beacon Bank Amendment, among other things: (i) waived a covenant relating to the Company’s compliance with laws; (ii) agreed that the failure of the Company to timely file with the SEC its 2004 Annual Report or its 2005 First Quarterly Report does not constitute a default under the Accounts Receivable Agreement so long as the 2004 Annual Report is filed with the SEC on or prior to January 14, 2005 and the First Quarterly Report is filed with the SEC on or prior to February 15, 2005; and (iii) amended the Accounts Receivable Agreement to provide that the Company must deliver a copy of its annual financial statements for Fiscal 2004 on or prior to January 14, 2005. A copy of the Beacon Bank Amendment is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)    Exhibits.

     The following exhibits are filed as a part of this Current Report on Form 8-K.

Item No.	Description

10.1	Waiver and Amendment, dated as of December 29, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Bank, a Minnesota banking corporation.

10.2	Waiver and Amendment, dated as of December 29, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Financial Group, Inc., a Minnesota corporation.

10.3	Notice, Waiver and Amendment, dated as of December 29, 2004, by and between HEI, Inc., a Minnesota corporation, and Beacon Bank (without schedules).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: January 5, 2005	By /s/ Douglas J. Nesbit
Douglas J. Nesbit
Chief Financial Officer, Treasurer, Secretary (Duly Authorized Officer)

Exhibit Index

Item No.	Description

10.1	Waiver and Amendment, dated as of December 29, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Bank, a Minnesota banking corporation.

10.2	Waiver and Amendment, dated as of December 29, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Financial Group, Inc., a Minnesota corporation.

10.3	Notice, Waiver and Amendment, dated as of December 29, 2004, by and between HEI, Inc., a Minnesota corporation, and Beacon Bank (without schedules).